Goodwill and other intangible assets in light of geopolitical events	6 Months Ended
Jun. 30, 2022
Goodwill and other intangible assets in light of geopolitical events [Abstract]
Goodwill and other intangible assets in light of geopolitical events [text block]
Impact on goodwill and other intangible assets from geopolitical events
Goodwill, indefinite and definite life intangible assets are tested for impairment annually in the fourth quarter or more frequently if there are indications that the carrying value may be impaired. Goodwill is tested for impairment purposes on cash-generating unit (CGU) level. Definite life intangible assets are generally tested on CGU level as they do not generate cash inflows that are largely independent of those from other assets. Indefinite life intangible assets are tested at the individual asset level.
As of June 30, 2022, an analysis was performed to evaluate if an impairment loss had to be recognized for the Group’s goodwill or the indefinite life intangible asset related to retail investment management agreements (shown under unamortized intangible assets) allocated to the Asset Management CGU. That analysis did not result in an impairment.
As part of the analysis, the assumptions and their sensitivities of the annual goodwill impairment test were reviewed and did not indicate an impairment. In addition, the analysis included review of the main input parameters for the retail investment management agreement intangible valuation and did not indicate an impairment either.